UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2024
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Axonics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

As previously disclosed, on January 8, 2024, Axonics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boston Scientific Corporation, a Delaware corporation (“Boston Scientific”), and Sadie Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Boston Scientific (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Boston Scientific.

As previously announced, the Company’s stockholders voted to adopt the Merger Agreement with Boston Scientific at the Company’s special meeting of stockholders held on March 22, 2024.

Consummation of the Merger is subject to certain conditions, including the expiration or termination of any waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and any agreement with a governmental authority not to consummate the Merger.

On April 3, 2024, the Company and Boston Scientific each received a request for additional information (the “Second Request”) from the U.S. Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the Merger. The issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both the Company and Boston Scientific have substantially complied with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the FTC.

The Company and Boston Scientific expect to promptly respond to the Second Request and to continue to work cooperatively with the FTC in its review of the Merger. The Merger is now expected to be completed in the second half of 2024, subject to the expiration, termination, or waiver of applicable waiting periods under the HSR Act and foreign antitrust laws, and the satisfaction (or waiver) of other customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements that we may make from time to time, including statements contained in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aim,” “goal,” “target,” “continue,” “hope,” “may” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the closing of the transaction and the timing thereof. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K are based on certain risks and uncertainties, including the risk factors described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K and the specific risk factors discussed herein and in connection with forward-looking statements throughout this Current Report on Form 8-K, which could cause actual results to vary materially from the expectations and projections expressed or implied by our forward-looking statements. These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: the Company’s ability to consummate the transactions contemplated by the Merger Agreement, in a timely manner or at all; the risk that the Merger Agreement may be terminated in circumstances requiring the payment by the Company of a termination fee; the satisfaction (or waiver) of the conditions to the closing of the Merger; potential delays in consummating the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to termination of the Merger Agreement; the Company’s ability to timely and successfully realize the anticipated benefits of the Merger; the ability to successfully integrate the businesses of the Company and Boston Scientific; the effect of the announcement or pendency of the Merger on the Company’s current plans, business relationships, operating results and business generally; the effect of limitations placed on the Company’s business under the Merger Agreement; significant transaction costs and unknown liabilities; litigation or regulatory actions related to the Merger Agreement or Merger; FDA or other U.S. or foreign regulatory or legal actions or changes affecting the Company or the Company’s industry; the results of any ongoing or future legal proceedings, including the litigation with Medtronic, Inc., Medtronic Puerto Rico Operations Co., Medtronic Logistics LLC and Medtronic USA, Inc. (the “Medtronic Litigation”); any termination or loss of intellectual property rights, including as a result of the Medtronic Litigation; introductions and announcements of new technologies by the Company, any commercialization partners or the Company’s competitors, and the timing of these introductions and announcements; changes in macroeconomic and market conditions and volatility, including the risk of recession, inflation, supply chain constraints or disruptions and rising interest rates; and economic and market conditions in general and in the medical technology industry specifically, including the size and growth, if any, of the Company’s markets. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, refer to Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that we will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Date: April 4, 2024	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer